                                                                      EXHIBIT 24


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 27th day of March, 1997.

                                          SPX CORPORATION
                                          (Registrant)

                                          By      /s/ PATRICK J. O'LEARY

                                            ------------------------------------
                                                     Patrick J. O'Leary
                                                  Vice President Finance,
                                               Treasurer and Chief Financial
                                               Officer and Accounting Officer

                               POWER OF ATTORNEY

     The undersigned officers and directors of SPX Corporation hereby severally constitute John B. Blystone, Christopher J. Kearney, James M. Sheridan or Patrick J. O'Leary and each of them singly our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below the Annual Report on Form 10-K filed herewith and any and all amendment thereto, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable SPX Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any one of them, on the Annual Report on Form 10-K and any and all amendments thereto.

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the undersigned have signed this report on this 27th day of March, 1997.

   /s/ JOHN B. BLYSTONE                            /s/ PATRICK J. O' LEARY
-----------------------------         ------------------------------------------
       John B. Blystone                                Patrick J. O' Leary
    Chairman, President and                          Vice President Finance,
    Chief Executive Officer                       Treasurer and Chief Financial
          Director                                Officer and Account Officer

   /s/ J. KERMIT CAMPBELL                          /s/ SARAH R. COFFIN
-----------------------------          -----------------------------------------
       J. Kermit Campbell                              Sarah R. Cof
          Director                                       Director

   /s/ FRANK A. EHMANN                             /s/ EDWARD D. HOPKINS
-----------------------------          -----------------------------------------
       Frank A. Ehmann                                 Edward D. Hop
          Director                                       Director

   /s/ CHARLES E. JOHNSON II                       /s/ RONALD L. KERBER
-----------------------------          -----------------------------------------
       Charles E. Johnson II                           Ronald L. Kerber
          Director                                       Director

   /s/ PETER H. MERLIN                             /s/ DAVID P. WILLIAMS
-----------------------------          -----------------------------------------
       Peter H. Merlin                                 David P. Williams
          Director                                       Director